ASSIGNMENT OF CONTRACT

THIS ASSIGNMENT OF CONTRACT (the “Assignment”) is made as of the 11th day of May, 2007 by Triple Net Properties, LLC, a Virginia limited liability company (“Assignor”) to NNN Healthcare/Office REIT Thunderbird Medical, LLC (the “Assignee”).

RECITALS

Assignor and 5410 & 5422 W. Thunderbird Road, LLC, an Arizona limited liability company, PEA Enterprises, LLC, a California limited liability company, 5310 West Thunderbird Road, LLC, an Arizona limited liability company, WRM T-Bird, LLC, a Delaware limited liability company, EDI T-Bird, LLC, a Delaware limited liability company, PVP T-Bird, LLC, a Delaware limited liability company, Courtleigh T-Bird, LLC, a Delaware limited liability company, Mongan T-Bird, LLC, a Delaware limited liability company, Booth T-Bird, LLC, a Delaware limited liability company, Gertmenian T-Bird, LLC, a Delaware limited liability company, and Bland T-Bird, LLC, a Delaware limited liability company (collectively the “Seller”), entered into that certain Sale Agreement and Escrow Instructions, dated as of April 6, 2007 (the “Contract”) with respect to certain property known as Thunderbird Medical Plaza I, II & III, as more particularly described in the Contract. Assignor desires to assign all of its rights, title and interest in and to the Contract to Assignee.

AGREEMENT

FOR and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns all of its rights, title and interest in and to the Contract to Assignee.

Assignee by its execution of this Assignment hereby assumes all of Assignor’s obligations under the Contract.

WITNESS the following signatures:

ASSIGNOR:	Triple Net Properties, LLC,

a Virginia limited liability company

By: /s/ Jack Maurer

	Name:	Jack Maurer

	Title:	Executive Vice President

ASSIGNEE:	NNN Healthcare/Office REIT Thunderbird Medical, LLC,

a Delaware limited liability company

	By:	NNN Healthcare/Office REIT Holdings, L.P.,

a Delaware limited partnership

	Its:	Sole Member

		By:	NNN Healthcare/Office REIT, Inc.,

		Its:	a Maryland corporation General Partner

			By:	/s/ Shannon K S Johnson

			Name:	Shannon K S Johnson

			Title:	Chief Financial Officer

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